Exhibit 99.7

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE:	)
	)	Case No. 11-20140-11-rdb
DIGITAL SYSTEMS, INC.	)	Chapter 11
Debtor.	)
)

PLAN OF LIQUIDATION
OF

DATED
FEBRUARY 14, 2012

Joanne B. Stutz
Evans & Mullinix, P.A.
7225 Renner Road, Suite 200
Shawnee, KS 66217
(913) 962-8700; (913) 962-8701 (Fax)
Attorneys For Digital Systems, Inc.

TABLE OF CONTENTS

DEFINITIONS	1
Administrative Claims	1
Allowed Administrative Expense Claim	1
Allowed Claim	1
Allowed Priority Tax Claim	2
Allowed Secured Claim	2
Allowed Unsecured Claim	2
Available Cash	3
Bankruptcy Code	3
Bankruptcy Court or Court	3
Bankruptcy Rules	3
Bar Date	3
Causes of Action	3
Claim	4
Claimant	4
Class	4
Confirmation	4
Confirmation Date	4
Confirmation Order	4
Creditor	4
Debtor	4
Disputed Claim	4
Disputed Claims Reserve	5
Effective Date	5
Estate	5
Final Order	5
Impaired Class	5
Initial Distribution	5
Interest or Interests	6
Lien	6
Liquidated Debtor	6
New ICOP, LLC	6
Order	6
Petition	6
Petition Date	6
Plan	6
Plan Period	6
Pro Rata	7
Proceeding or Proceedings	7
Professionals	7
Proponent	7
Scheduled	7

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

Schedules of Assets and Liabilities	7
GENERAL DESCRIPTION OF THE PLAN OF REORGANIZATION	7
DESIGNATION OF CLASSES OF CLAIMS AND INTERESTS	8
CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS UNDER THIS PLAN	9
General Matters Regarding Classification and Treatment of Claims	9
Distribution Date	9
Classification of Claims and Interests	9
Unclassified Claims	10
Administrative Claims	10
Allowed Priority Tax Claims	12
Classified Claims	13
Priority Claims	13
Class l: (The Allowed Priority Wage Claims in the Amount of $11,725.00 or Less.)	13
Secured Claims	13
Class 2: (Secured Claim of First Growth Capital )	13
Class 3: (Secured Claim of the Bank of Blue Valley)	14
Unsecured Claims Without Priority	14
Class 4: (Allowed Unsecured Claims Without Priority)	14
Class 5: (The Allowed Equity Interests of the Debtor)	15
Impaired Classes	15
MEANS OF EXECUTION OF THIS PLAN	16
Events Occurring on or Before Confirmation	16
Events Occurring on or after the Effective Date	16
Disputed Claims	16
Documents	17
Payments	17
Causes of Action	17
Reservation of Rights Under Section 1129(b)	18
PROVISIONS FOR THE ASSUMPTION OR REJECTION OF EXECUTORY CONTRACTS OR UNEXPIRED LEASES	18
Rejection	18
Reservation of Rights	19
Proofs of Claim	19
PROCEDURES FOR RESOLVING CONTESTED CLAIMS	19
RETENTION OF JURISDICTION	20
MODIFICATION OF THE PLAN	22
EFFECT OF CONFIRMATION	23
GENERAL PROVISIONS	23
Extension of Payment Dates	23
Governing Law	23

ii

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

Headings	24
Notices	24
Severability	24
Successors and Assigns	24
Trustee Fees	24

TABLE OF EXHIBITS

A. Administrative Claims

B. Allowed Priority Tax Claims

C. Allowed Priority Wage Claims

D. Allowed Unsecured Claims

iii

PLAN OF LIQUIDATION

The Debtor-in-Possession hereby files this Plan of Liquidation pursuant to the provisions of Chapter 11 of the United States Bankruptcy Code.

Article 1

DEFINITIONS

The following capitalized terms shall have the following meanings when used in the Plan, which meanings shall be equally applicable to both the singular and plural forms of such terms.  Any term in the Plan that is not defined herein but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to such term in the Bankruptcy Code or the Bankruptcy Rules.

1.1. Administrative Claims - shall mean (i) Claims unpaid on the Effective Date, arising out of operation of the Debtor’s business during these Proceedings and which are scheduled for payment in the ordinary course of the ongoing business operations of the Debtor, or (ii) Claims of Professionals employed by the Debtor for fees and expenses which have not yet been approved by the Court or which are scheduled for payment upon Court approval.

1.2. Allowed Administrative Expense Claim - shall mean an Allowed Claim for which a Claimant asserts, and is determined to be entitled to, priority pursuant to Sections 503 and 507(a)(2) of the Bankruptcy Code, except Administrative Trade Claims.

1.3. Allowed Claim - shall mean a Claim against the Debtor that (i) is allowed by a Final Order, (ii) is scheduled as liquidated, undisputed and non-contingent by the Debtor in its Schedules of Assets and Liabilities filed with the Bankruptcy Court, as they may be amended or supplemented (collectively, the “Schedules”) or (iii) is timely filed with the Clerk of the Bankruptcy Court and no objection has been made to the allowance thereof within a time fixed by the Bankruptcy Court and the Claim is not otherwise a Disputed Claim.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

1.4. Allowed Priority Tax Claim - shall mean an Allowed Claim for which a Claimant asserts and is determined to be entitled to priority under Section 507(a)(8) of the Bankruptcy Code.

1.5. Allowed Secured Claim - shall mean an Allowed Claim for which a Claimant asserts, or upon objection is determined by a Final Order to hold, a valid, perfected and enforceable lien, security interest or other interest or encumbrance in property in which the Debtor has an interest not subject to avoidance or subordination under the Bankruptcy Code or applicable non-bankruptcy law, or an Allowed Claim for which a Claimant asserts a setoff under Section 553 of the Bankruptcy Code, but in any event only to the extent of the value, determined in accordance with Section 506(a) of the Bankruptcy Code, of the Claimant’s interest in the Debtor’s interest in the property or to the extent of the amount subject to such setoff as the case may be.

1.6. Allowed Unsecured Claim - shall mean an Allowed Claim which arose or which is deemed to have arisen prior to the filing of the Petition commencing these Proceedings and as to which the Claimant has not asserted, or as to whom it is determined by Final Order does not hold, a valid, perfected and enforceable lien, security interest or other interest in or encumbrance against property of the Debtor or a right of setoff to secure the payment of such Claim, but excluding unsecured Claims previously paid in the Proceedings pursuant to agreements approved by the Bankruptcy Court.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

1.7. Available Cash - shall mean all cash on hand and on deposit in the Debtor’s accounts on the Effective Date.

1.8. Bankruptcy Code - shall mean the United States Bankruptcy Code, 11 U.S.C. § 101 et seq. and all amendments thereto.

1.9. Bankruptcy Court or Court - shall mean the United States Bankruptcy Court for the District of Kansas, sitting in Kansas City, Kansas, in which the Proceedings were filed or such other court as may hereafter have jurisdiction of and act with respect to the Proceedings.

1.10. Bankruptcy Rules - shall mean the Federal Rules of Bankruptcy Procedure applicable to cases or proceedings pending before the Court, now existing or as hereafter amended.

1.11. Bar Date - shall mean June 20, 2011, the date set by the Bankruptcy Court as the last day for filing Proofs of Claim against the Debtor.

1.12. Causes of Action - shall be used in its broadest sense and shall include all causes of action of the Debtor and all causes of action which a Trustee would have if the proceedings were converted on the Confirmation Date to a proceeding under Chapter 7 of the Code and a Trustee were appointed.  Causes of action shall include all rights or causes of action, whether legal or equitable, whether they arise under the Code or under other federal or state laws or under judicial decisions, whether or not they are the subject of presently pending litigation and whether they arise before or after the Confirmation Date, as well as rights belonging to the Debtor pursuant to Sections 506, 510, 544, 545, 547, 548, 549 or 550 of the Bankruptcy Code.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

1.13. Claim - shall mean any right to payment against the Debtor or right to an equitable remedy against the Debtor for breach of performance if such breach gives rise to a right to payment, whether or not such right to payment or right to an equitable remedy is reduced to judgment, or whether liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, secured or unsecured.

1.14. Claimant - shall mean the holder of a Claim.

1.15. Class - shall mean any group of substantially similar Claims or interests as classified in Articles 3 and 4 of the Plan pursuant to Section 1123(a)(1) of the Bankruptcy Code.

1.16. Confirmation - shall mean the entry of an Order of the Bankruptcy Court confirming this Plan.

1.17. Confirmation Date - shall mean the date upon which the Confirmation Order is entered by the Court after a hearing conducted pursuant to Section 1128 of the Bankruptcy Code.

1.18. Confirmation Order - shall mean the order of the Bankruptcy Court confirming the Plan.

1.19. Creditor - shall have the meaning set forth in Section 101(10) of the Bankruptcy Code.

1.20. Debtor - shall mean Digital Systems, Inc.

1.21. Disputed Claim - shall mean any Claim which
 is scheduled as disputed or as to which an objection has been filed but has not been resolved by Order of the Bankruptcy Court prior to the Effective Date.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

1.22. Disputed Claims Reserve - shall mean the reserve of cash to be disbursed pursuant to this Plan, established pursuant to this Plan for Disputed Claims in each Class of Claims which will receive cash under this Plan.

1.23. Effective Date - shall mean the first business day occurring on or after the ninetieth (90th) day following the Confirmation Date, unless the Confirmation Order is stayed pending appeal, in which case the Effective Date shall be the first business day occurring on or after the ninetieth (90th) day after the stay is vacated or as soon thereafter as is practicable.

1.24. Estate - shall mean the estate created by § 541 of the Bankruptcy Code upon the filing of the Chapter 11 Petition with the Bankruptcy Court in this Proceeding.

1.25. Final Order - shall mean an Order or judgment that has not been reversed, stayed, modified or amended and as to which (i) the time to appeal or seek review, reargument or rehearing has expired and no appeal or petition for certiorari review or rehearing is pending, or (ii) if appeal, review, reargument, rehearing or certiorari of the Order has been sought, the Order has been affirmed or the request for review, reargument, rehearing or certiorari has been denied and the time to seek a further appeal, review, reargument, rehearing or certiorari has expired, as a result of which such Order shall have become final and nonappealable in accordance with applicable law.

1.26. Impaired Class - shall have the meaning set forth in 11 U.S.C. § 1124.  A Class is impaired if the legal, equitable and contractual rights to which the Claim or interest is entitled are altered.

1.27. Initial Distribution - shall mean the initial payment to each Class.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

1.28. Interest or Interests – shall mean an Interest (a) in respect of which a proof of Interest has been filed with the Court within the applicable period of limitation fixed by Bankruptcy Rule 3003 or (b) scheduled in the list of equity security holders set forth in the Debtor’s Schedules of Assets and Liabilities, and as to which no objection to the allowance thereof has been filed or as to which any such objection has been determined in favor of the Interest holder by a Final Order.

1.29. Lien - shall mean any charge against or interest in property to secure payment of an Allowed Claim and includes, without limitation, any judicial lien, security interest, mortgage, deed of trust and statutory lien as defined in the Bankruptcy Code or in any applicable state or federal law.

1.30. Liquidated Debtor - shall mean the Debtor in its liquidated form as of and after the Effective Date.

1.31. New ICOP, LLC – shall mean the purchaser of the Debtor’s assets.

1.32. Order - shall mean an Order or judgment of the Bankruptcy Court as entered on the docket.

1.33. Petition - shall mean the Chapter 11 petition filed on the Petition Date.

1.34. Petition Date - shall mean January 21, 2011.

1.35. Plan - shall mean this Plan of Liquidation as it may be further amended or modified and all addenda, exhibits, schedules or other attachments.

1.36. Plan Period - shall mean the period of time required to make the disbursements contemplated in the Plan.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

1.37. Pro Rata - shall mean the proportion an Allowed Claim in a particular Class bears to the aggregate amount of all Allowed Claims in such Class except as otherwise specified herein.

1.38. Proceeding or Proceedings - shall mean the case for reorganization of the Debtor pending in the Bankruptcy Court.

1.39. Professionals - shall mean entities retained or to be compensated pursuant to sections 326, 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code.

1.40. Proponent - shall mean the Debtor, Digital Systems, Inc.

1.41. Scheduled - shall mean set forth in the Schedules of Assets and Liabilities.

1.42. Schedules of Assets and Liabilities - shall mean the Schedules of Assets and Liabilities filed by the Debtor with the Bankruptcy Court, as the same have been or may be amended from time to time prior to the Effective Date.

Article 2

GENERAL DESCRIPTION OF THE PLAN OF REORGANIZATION

This Plan results in the liquidation of all of the Debtor’s assets.  The Debtor believes this Plan offers the best and most appropriate opportunity for the Creditors to realize the maximum value of their Claims.  The following description of the Plan is intended as a summary only and each Creditor should refer to later Articles of this Plan for details concerning the treatment of Claims.  The Plan provides, in general, that after payment of Allowed Administrative Expense Claims and Allowed Priority Tax Claims, the net proceeds realized from the collection of the Debtor’s assets shall be disbursed to the Debtor’s Unsecured Creditors.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012
Article 3

DESIGNATION OF CLASSES OF CLAIMS AND INTERESTS

All Claims and Interests against the Debtor of whatever nature, whether or not scheduled, liquidated or unliquidated, absolute or contingent, including all Claims arising from transactions of the Debtor or rejection of executory contracts and/or unexpired leases and all interests arising from the ownership of the Debtor, whether resulting in an Allowed Claim or not, shall be bound by the provisions of the Plan.  Classification of Claims against and Interests in the Debtor, with the exception of Administrative Claims and Allowed Priority Tax Claims which are unclassified pursuant to 11 U.S.C. § 1123(a)(1), shall be classified as follows:

3.1.	Class 1: Allowed Priority Wage Claims in the Amount of $11,725.00 or Less.
3.2.	Class 2: Secured Claim of First Growth Capital.
3.3.	Class 3: Secured Claim of the Bank of Blue Valley.
3.4.	Class 4: Allowed Unsecured Claims Without Priority.
3.5.	Class 5: The Allowed Equity Interests of the Debtor.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012
Article 4

CLASSIFICATION AND TREATMENT OF
CLAIMS AND INTERESTS UNDER THIS PLAN

General Matters Regarding Classification and Treatment of Claims.

a. Distribution Date.  Except as otherwise provided in this Plan, property to be distributed under this Plan to an Impaired Class (i) shall be distributed on or as soon as practicable after the Effective Date to each holder of an Allowed Claim or Interest that is an Allowed Claim or Interest of the Class as of the Effective Date and (ii) shall be distributed to each holder of an Allowed Claim or Interest of that Class that is allowed after the Effective Date, to the extent allowed and as soon as practicable after the Order allowing the Claim or Interest becomes a Final Order.  Property to be distributed under this Plan to a Class that is not impaired or on account of a Claim of a kind described in Bankruptcy Code Section 507(a)(2) shall be distributed on the later of (i) the later of the two dates specified in the preceding sentence or (ii) the date on which the distribution to the holder of the Claim would have been due and payable in the ordinary course of business or under the terms of the Claim in the absence of the Proceedings.

b. Classification of Claims and Interests.  Under this Plan a Claim or Interest is classified in a particular Class only to the extent that such Claim or Interest qualifies within the description of that Class and is classified in a different Class to the extent that any remainder of the Claim or Interest qualifies within the description of such different Class.  A Claim or Interest is classified in a particular Class under this Plan only to the extent that the Claim or interest in that Class has not been paid, released or otherwise satisfied before the Effective Date.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

Unclassified Claims.

In accordance with 11 U.S.C. § 1123(a)(1) Administrative Claims and Allowed Priority Tax Claims of the kinds specified in Sections 507(a)(2), 507(a)(8) and 507(b) of the Bankruptcy Code, respectively, have not been classified in this Plan and are excluded from the Classes discussed in the Disclosure Statement and this Plan.  Such unclassified Claims, if any, will be treated as described below.

a. Administrative Claims.  Subject to the provisions contained in this Plan and as described in this subsection, each holder of an Allowed Claim for administrative costs and expenses of the kind specified in Sections 507(a)(2) or 507(b) of the Bankruptcy Code, shall receive, on account of and in full satisfaction of such Allowed Claim, cash equal to the amount of such Allowed Claim, unless the holder agrees to a less favorable treatment of such Claim.  Without limiting the foregoing, all unpaid fees payable under 28 U.S.C. § 1930 shall be paid on the Effective Date or as soon thereafter as is practicable.  All Allowed Claims for administrative costs and expenses shall be paid by the Reorganized Debtor.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

The Bankruptcy Code provides for two types of Administrative Claims.  The first consists of Administrative Claims incurred by the Debtor in the ordinary course of its affairs since the Petition Date, including taxes and ordinary business expenses.  Payment on these Administrative Claims will not be made until such payment otherwise would have become due in the ordinary course of the Debtor’s business or under the terms governing the Claim in the absence of these Proceedings.

The second type of Administrative Claim consists of fees and expenses as allowed by Order of the Bankruptcy Court (i) for the services of Professionals employed by the Debtor and (ii) for expenses incurred by other parties in interest making a “substantial contribution” in the Proceedings.  The Debtor is not presently aware of the extent, if any, to which any party in interest will seek reimbursement for expenses in making a “substantial contribution” in the Proceedings.  Neither does the Debtor believe any such request will be made.

Under this Plan all applications for final compensation of Professionals for services rendered and for reimbursement of expenses incurred on or before the Effective Date (including, without limitation, any compensation requested by any professional or any other entity for making a substantial contribution in the Proceedings) and all other requests for payment of administrative costs and expenses incurred before the Effective Date under §§ 507(a)(2) or 507(b) of the Bankruptcy Code (except for Claims for trade debt incurred in the ordinary course of business and Claims under 28 U.S.C. § 1930) shall be filed no later than thirty days after the Effective Date, unless such date is extended by the Bankruptcy Court and on notice to the Reorganized Debtor.  Any such Claim that is not filed within this deadline shall be forever barred and any holders of Administrative Claims who are required to file a request for payment of such Claims and who do not file such request by the applicable deadline shall be forever barred from asserting such Claims against the Debtor, the Reorganized Debtor or any of its property.  Any professional fees or reimbursement of expenses incurred subsequent to the Effective Date by the Reorganized Debtor may be paid by such Reorganized Debtor without application to the Bankruptcy Court.  Any dispute regarding the payment of such post-Effective Date professional fees and expenses incurred by the Reorganized Debtor that relate to this Reorganization Case or this Plan shall be determined by the Bankruptcy Court.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

The Debtor anticipates that pre-and post Confirmation Administrative Claims will approximate $62,000.00.  The Debtor shall reserve sufficient funds to pay these Claims, in the amounts and on the terms set forth in Exhibit A.

b. Allowed Priority Tax Claims.  The Allowed Priority Tax Claims consist of the tax Claims in the amounts set forth in Exhibit B to this Plan.  On the Effective Date or as soon thereafter as practicable, the Claims identified in Exhibit B will be paid in full and in the amounts provided in Exhibit B from the funds on hand, after all objections to Claims have been finally resolved and after reserving the funds necessary to pay the Administrative Claims.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

Classified Claims.

A.	Priority Claims.

4.1. Class l: (The Allowed Priority Wage Claims in the Amount of $11,725.00 or Less.)  The Allowed Priority Wage Claims consist of the priority portion of the Claims for three days of unpaid salaries.  The Class 1 Claims have been paid in full in accordance with the Court Order entered on May 27, 2011.  Therefore, to the extent of their Priority Wage Claims, shall receive nothing under the Plan.  The amount of any claim for unpaid wages in excess of $11,725.00 shall be paid as a Class 4 general Unsecured Claim.  Exhibit C to this Plan identifies the Priority Wage Claims which were paid pursuant to the Court Order, the amounts paid to each Claimant and the amount of any Unsecured Claim.

Class 1 is unimpaired under this Plan.

B.	Secured Claims.

4.2. Class 2: (Secured Claim of First Growth Capital).  Class 2 consists of the Allowed Secured Claim of First Growth Capital.  The Class 2 Claim was secured by the Debtor’s accounts receivable.  Upon the sale of the Debtor’s assets, this Creditor’s Claim was paid in full and its lien in the Debtor’s assets was released.  Therefore, the Class 2 Creditor shall receive nothing under this Plan.

Class 2 is unimpaired under this Plan.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

4.3. Class 3: (Secured Claim of the Bank of Blue Valley).  Class 3 consists of the Secured Claim of the Bank of Blue Valley.  This Creditor's Claim was secured by real property owned by the Debtor on the Petition Date.  The real property has been surrendered to the Class 3 Creditor in full satisfaction of its Claim.  Therefore, the Class 3 Creditor shall receive nothing under the Plan.

Class 3 is impaired under this Plan.

A.	Unsecured Claims Without Priority.

4.4. Class 4: (Allowed Unsecured Claims Without Priority).  Class 4 consists of the Allowed Unsecured Claims without Priority.  The Class 4 Creditors shall share Pro Rata in the funds remaining after payment of the Classes 1 through 3 Creditors.  The Debtor anticipates that the Class 4 Creditors shall receive from the funds on hand an initial dividend of approximately three percent (3%) of their Claims.  This amount shall be determined by the results of the objections to Proofs of Claim filed by the State taxing authorities and by other unsecured Creditors.  The initial payment to the Class 4 Creditors shall not be made until all objections to Proofs of Claim have been resolved.

The Class 4 Creditors may receive an additional dividend if the remaining accounts receivable are collected.  In that event and once all accounts receivable have been collected, distributions to the Class 4 Creditors shall be made, net of any sums due the Debtor or its attorneys for the costs of collecting the accounts receivable and disbursing them to the Class 4 Creditors.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

Attached hereto as Exhibit D is a Claims analysis, setting forth the Claims of the Class 4 Creditors, the amounts on which payments may be calculated and the estimated Plan dividend.  The total Claims to be paid under this Plan are, subject to recalculation based on the outcome of objections to Proofs of Claim, estimated to be $1,842,871.71.

Class 4 is impaired under this Plan.

4.5. Class 5: (The Allowed Equity Interests of the Debtor). Class 5 consists of the shareholder Interests in the Debtor.  The Debtor was a publicly traded entity, whose stock has been delisted.  As this is a Plan of Liquidation, the Class 5 Creditors shall receive nothing under this Plan.

Class 5 is impaired under this Plan.

Impaired Classes: Classes 3, 4 and 5 are impaired under this Plan.

B. Satisfaction of Claims.  The treatment of the holders of Claims and interests pursuant to this Article 4 of the Plan shall be in full satisfaction, release and discharge of their respective Claims against or Interests in the Debtor, the Estate and the property of the Estate.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012
Article 5

MEANS OF EXECUTION OF THIS PLAN

The Debtor has converted substantially all of its assets to cash.  The Debtor still owns a minimal amount of office furniture and file cabinets.  The Debtor has investigated the potential to sell this property but has discovered that there is no market.  Therefore, the remaining property shall be donated to charity.  Payments to the Creditors shall be made from the funds on hand and any accounts receivable which may be collected. The Debtor anticipates that initial disbursements to holders of Allowed Priority Tax Claims and the Class 1 Creditor shall be made shortly after the Effective Date.  The particulars of the foregoing are set forth below.

5.1. Events Occurring on or Before Confirmation.  The following events shall occur on or before the Confirmation Date:

The Debtor shall continue its efforts to collect the accounts receivable, either directly or through New ICOP, LLC and, where possible, resolve its objections to Proofs of Claim.

5.2. Events Occurring on or after the Effective Date.  The following events shall occur on or after the Effective Date:

Subject to the terms of this Plan, the Liquidated Debtor shall tender any initial payments due Creditors holding Allowed Administrative Claims, Allowed Priority Tax Claims and to the Class 1 through 4 Claimants, in the order of their priority.

5.3. Disputed Claims.  At the time the Liquidated Debtor distributes payment to a Class in which a member holds a disputed Claim, the Liquidated Debtor shall deposit into an escrow account the amount to which a disputed Claimant would be entitled if its Claim were allowed in full.  Within thirty days after a disputed Claim becomes an allowed Claim, the Pro Rata distribution which should have been disbursed to that Claimant had such Claim been an allowed Claim on the date of distribution, shall be paid to such Claimant.  Once all disputed Claims have been adjudicated, to the extent that the amounts reserved for payment relating to those Claims exceeds the amount of such Claims as ultimately allowed, such excess shall be paid Pro Rata to the Class 4 Claimants, if such excess payment is not diminimis ($5.00).

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

5.4. Documents.  All necessary documents for the implementation of this Plan shall be executed and delivered by the Liquidated Debtor, when possible, on or before the Effective Date.  To the extent that the Liquidated Debtor or any party in interest herein is unable to agree on the form or substance of such documents, such unresolved issues shall be submitted to the Court.  Upon execution and delivery all such documents shall be binding on the Liquidated Debtor and all other parties thereto.

5.5. Payments.  On or as soon as practicable after the Effective Date, the Liquidated Debtor shall pay all amounts required to be paid on the Effective Date as provided in Section 4 of this Plan.

5.6. Causes of Action.  All rights and Causes of Action pursuant to (i) §§ 502, 542, 544, 545, 546, 550 and 553 of the Bankruptcy Code; (ii) preference claims pursuant to § 547 of the Bankruptcy Code; (iii) fraudulent transfer claims pursuant to § 548 of the Bankruptcy Code; (iv) claims relating to post-petition transactions pursuant to § 549 of the Bankruptcy Code; and (v) and all claims and causes of action held against third parties as of the Confirmation Date, are preserved for the benefit of the Creditors.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

5.7. Reservation of Rights Under Section 1129(b).  The Debtor expressly reserves the right, pursuant to Section 1129(b) of the Bankruptcy Code, to request the Court to confirm this Plan if all of the applicable requirements of Section 1129(a) of the Bankruptcy Code have been met, other than those of Section 1129(a)(8).  Section 1129(b ) of the Bankruptcy Code provides that the Plan may be confirmed by the Court despite not being accepted by every Impaired Class if (i) at least one Impaired Class of Claim has accepted the Plan, and (ii) the Court finds that the Plan does not discriminate unfairly and is fair and equitable to the rejecting Classes.  Among other things, such a finding would require a determination by the Court that no holder of an Allowed Claim or Interest junior to the rejecting Class will receive or retain any property or payment under the Plan.  In connection with such a request the Debtor may seek permission to modify the Plan.  Further, the Debtor reserves the right, pursuant to Section 1126(e) of the Bankruptcy Code, to request that the Court strike any rejection of the Plan by any holder of a Claim or Interest where such rejection is not in good faith.

Article 6

PROVISIONS FOR THE ASSUMPTION OR REJECTION
OF EXECUTORY CONTRACTS OR UNEXPIRED LEASES

6.1. Rejection.  The Debtor is currently leasing office space on a month to month basis and pursuant to a lease entered into after the Petition Date.  With the exception of this lease, all executory contracts and unexpired leases entered into prior to the Petition Date have already been rejected.  To the extent any Creditor believes it holds an executory contract or unexpired lease which has not been rejected, said executory contract or unexpired lease shall be deemed rejected as of the Petition Date pursuant to this Plan and in accordance with the provisions of Section 365 of the Bankruptcy Code.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

6.2. Reservation of Rights.  The Debtor reserves the right to file applications for the assumption or rejection of any executory contract or unexpired lease at any time prior to the Confirmation Date and to prosecute any such application to entry of a Final Order anytime thereafter.  The Debtor does not, however, intend to file any such applications as there are no leases or executory contracts to assume or reject.

6.3. Proofs of Claim.  Each entity that is a party to an executory contract or unexpired lease rejected pursuant to this Plan, and only such entity, shall be entitled to file, not later than the Confirmation Date, a proof of Claim for damages alleged to arise from the rejection of the contract or lease to which such entity is a party.

Article 7

PROCEDURES FOR RESOLVING CONTESTED CLAIMS

The Debtor may contest Claims by filing with the Court objections to Claims and serving such objections upon the respective holders of the Claims to which objections are lodged.  The service and prosecution of such objections shall be subject to the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules for the United States Bankruptcy Court for the District of Kansas.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

Article 8

RETENTION OF JURISDICTION

The Bankruptcy Court shall retain jurisdiction of the Proceedings pursuant to the provisions of the Bankruptcy Code until the Proceedings are closed and further with respect to the following matters:

8.1. To classify, allow or disallow Claims, direct distributions under the Plan and adjudicate all controversies concerning classification or allowance of any Claim or interest.

8.2. To enforce performance of the Plan against the Debtor, Claimants or any other entity.

8.3. To hear and determine all Claims arising from the rejection of executory contracts and unexpired leases and to consummate the rejection and termination thereof.  To hear and determine all matters relating to the assumption of executory contracts and unexpired leases and the assumption and assignment of executory contracts and unexpired leases.

8.4. To liquidate damages or estimate Claims in connection with any disputed, contingent or unliquidated Claim.

8.5. To adjudicate all Claims to an ownership interest in any property of the Debtor, the Estate or any proceeds thereof.

8.6. To adjudicate all Claims or controversies arising out of any purchase, sale or contract made or undertaken by the Debtor during the pendency of the Proceedings.

8.7. To recover all assets and property of the Debtor wherever located.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

8.8. To hear and determine matters concerning state, local and federal taxes pursuant to Sections 346, 505, 525 and 1146 of the Bankruptcy Code.

8.9. To hear and determine any action or proceeding brought by the Debtor or other party-in-interest under Sections 510, 542, 543, 544, 545, 547, 548, 549, 550, 551, 553 and 363(h) of the Bankruptcy Code.

8.10. To hear and determine all actions and proceedings brought by the Debtor or other party-in-interest arising in or related to the Proceedings or arising under the Bankruptcy Code.

8.11. To determine the validity, extent and priority of all liens against property of the Debtor’s Estate.

8.12. To consider any modification of the Plan under Section 1127 of the Bankruptcy Code or under Rule 3020 of the Federal Rules of Bankruptcy Procedure and/or modification of the Plan after substantial consummation as defined in Section 1101(2) of the Bankruptcy Code.

8.13. To hear and determine all controversies, suits and disputes that may arise in connection with the interpretation or enforcement of the Plan.

8.14. To hear and determine all requests for compensation and/or reimbursement of expenses of Professionals that may be made after the Confirmation Date.

8.15. To hear and determine such matters and make such orders as are consistent with the Plan and as may be necessary or desirable to carry out the provisions thereof.

If the Bankruptcy Court abstains from exercising or declines to exercise jurisdiction or is otherwise without jurisdiction over any matter arising out of the Proceedings, including the matters set forth herein, or if a party-in-interest elects to bring an action in any other forum, this Article 8 shall have no effect upon and shall not control, prohibit or limit the exercise of jurisdiction by any other court having jurisdiction with respect to such matter.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012
Article 9

MODIFICATION OF THE PLAN

The Debtor may propose amendments or modifications to the Plan at any time prior to the Confirmation Date without leave of the Bankruptcy Court.  After the Confirmation Date parties-in-interest may, with Bankruptcy Court approval and so long as it does not materially or adversely affect the interests of Creditors, remedy any defect or omission or reconcile any inconsistencies in the Plan or in the Confirmation Order in such manner as may be necessary to carry out the purposes and intent of the Plan.

Article 10

AMENDMENT OF CLAIMS

Claimants shall not be permitted to amend or otherwise modify any Claim after the Confirmation Date without leave of the Bankruptcy Court, unless the Claimant has specifically reserved a right to amend its Claim.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

Article 11

EFFECT OF CONFIRMATION

Upon the Confirmation Date all of the provisions of this Plan, including all appendices and other exhibits hereto, shall be binding on the Debtor, the Estate, all Creditors and all other entities who are affected (or whose interests are affected) in any manner by the Plan.

As of the Confirmation Date, all property of the Estate, including all causes of action and the proceeds thereof and any property or interest in property acquired by the Estate after the Effective Date shall be vested in the Debtor.  All of such property shall be free and clear of all Claims and Interests except the Claims of Classes as treated in Article 4 of this Plan.

Article 12

GENERAL PROVISIONS

12.1. Extension of Payment Dates.  If any payment under this Plan falls due on a Saturday, Sunday or other day that is not a Business Day, then such due date shall be extended to the next following Business Day.

12.2. Governing Law.  Except to the extent that the Bankruptcy Code is applicable, the rights and obligations arising under this Plan and any documents, agreements and instruments executed in connection with this Plan (except to the extent such documents, agreements and instruments designate otherwise) shall be governed by, and construed and enforced in accordance with, the Laws of the State of Kansas.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

12.3. Headings.  The Article and Section headings used in this Plan are inserted for convenience and reference only and neither constitute a part of this Plan nor in any manner affect the terms, provisions or interpretations of this Plan.

12.4. Notices.  All notices required to be made in or under this Plan to the Debtor shall be in writing and addressed to the following:

Digital Systems, Inc.
c/o Joanne B. Stutz
Evans & Mullinix, P.A.
7225 Renner Road, Suite 200
Shawnee, KS 66217
(913) 962-8700; (913) 962-8701 (Fax)

or at such other address as a party may have designated as its address for such purpose or at any address of any such party appearing in the records of the party giving notice.

12.5. Severability.  Should any term or provision in this Plan be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any other term or provision of this Plan.

12.6. Successors and Assigns.  Except as may be otherwise provided in this Plan, the rights and obligations of any entity named or referred to herein shall be binding upon, and shall inure to the benefit of, the successors and assigns of each such entity .

12.7. Trustee Fees.  The Liquidated Debtor shall be responsible for timely payment of fees incurred pursuant to 28 U.S.C. § 1930(a)(6).  After Confirmation the Liquidated Debtor shall file with the Court and serve on the United States Trustee a quarterly disbursement report for each quarter, or portion thereof, until a Final Decree has been entered or the case dismissed or converted to another chapter, in a format prescribed by and provided to the Liquidated Debtor by the United States Trustee.

In the United States Bankruptcy Court
District of Kansas, Kansas City  Division
In re:  Digital Systems, Inc.
Case No.:  11-20014-11-rdb
Plan of Liquidation Dated February 14, 2012

This Plan of Liquidation is dated the 14th day of February, 2012 , and is hereby approved by the undersigned.

DIGITAL SYSTEMS, INC.

/s/ David C. Owen
By: David C. Owen
Its Chairman/CEO

Submitted by:

Evans & Mullinix, P.A.

/s/ Joanne B. Stutz
Joanne B. Stutz, Ks #12365; Mo #30820
7225 Renner Road, Suite 200
Shawnee, KS  66217
(913) 962-8700; (913) 962-8701 (Fax)
jbs@evans-mullinix.com
Attorneys For Digital Systems, Inc.